SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2008 (January 23, 2008)
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-52584	20-1132959
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
33583 Woodward Avenue, Birmingham, Michigan 48009
(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code: (248) 723-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On January 23, 2008, the board of directors of Birmingham Bloomfield Bancshares, Inc. was notified of the resignation of director Donald J. Abood from the boards of Birmingham Bloomfield Bancshares, Inc. and its subsidiary bank, Bank of Birmingham. Mr. Abood resigned in order to devote more time and attention to his real estate company, Donald Abood Inc. Mr. Abood was a member of Birmingham Bloomfield Bancshares, Inc.’s nomination and governance committee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
Dated: January 29, 2008	By:	/s/ Robert E. Farr
Robert E. Farr
President and Chief Executive Officer